                                                                    Exhibit 99.1

                                  NEWS RELEASE


FOR IMMEDIATE RELEASE:                                     FOR MORE INFORMATION,
JANUARY 28, 2002                                  CONTACT:  ROBERT L. SCHUMACHER
                                                               AT (276) 326-9000

                FIRST COMMUNITY BANCSHARES, INC. (FCBC) ANNOUNCES
                RECORD FOURTH QUARTER AND 2001 OPERATING RESULTS

                         ------------------------------

                        2001 NET INCOME UP $2.07 MILLION


              BLUEFIELD, VIRGINIA - First Community Bancshares, Inc. (Nasdaq:
FCBC; www.fcbinc.com) with headquarters in Bluefield, Virginia and operations in Virginia, West Virginia and North Carolina, reported record earnings for the quarter and year ended December 31, 2001. Earnings for the Fourth Quarter of 2001 totaled $5.1 million, up from $4.8 million in the corresponding quarter of 2000. The $5.1 million in earnings for the Fourth Quarter also surpassed results for the Third Quarter of 2001, which had been an all-time best for the Company. Basic and diluted earnings per share for the Fourth Quarter of 2001 totaled $0.56, an increase of 5.7% over Fourth Quarter 2000 basic and diluted earnings per share of $0.53. Return on Average Assets and Return on Average Equity were 1.47% and 14.89% for the Fourth Quarter of 2001 compared to 1.59% and 16.31% for the same period in 2000.

                   John M. Mendez, President and Chief Executive Officer of First Community Bancshares, noted that, "The record Fourth Quarter capped another record year." Earnings for the year were $19.13 million, an increase of $2.07 million or12% more than the $17.06 million for the year 2000. The 2001 earnings resulted in $2.12 basic earnings per share and $2.11 fully diluted earnings per share compared with $1.95 basic and fully diluted earnings per share in 2000. For the year, basic and diluted earnings per share (EPS) increased 8.7% and 8.2%, respectively, compared to 2000.

          Record earnings in 2001 were driven by a $7.8 million increase in non-interest income and a $3.8 million increase in net interest income. The increase in non-interest income resulted principally from a $4.93 million (106%) increase in mortgage banking income and a $1.96 million (49%) increase in service charges on deposits. The improvement in net interest income was the result of continued strong loan demand. Interest and fees on loans outpaced those of the preceding year by $7.1 million. Outstanding loans increased by 17.9% reaching a record level of $971.4 million at December 31, 2001, which equates to a loan to deposit ratio of 90%.

         The Company increased dividends for the 11th consecutive year and 16th of the last 17 years. The record $.98 per share paid by First Community on its common stock in 2001 equates to a 3.3% dividend yield based upon the stock's year-end closing price of $29.47. The year-end closing price represents an improvement of 66% over the 2000 year-end close of $17.75. The book value of the stock was $14.73 per share at December 31, 2001, which represents an improvement of 10.3% over the previous year-end book value.

         Asset quality continued to improve compared to year-end 2000 levels. Nonperforming assets were .54% of total assets at December 31, 2001, compared to
 .74% at year-end 2000. During the year, the loan loss reserve increased from $12.3 million to $13.95 million year-end 2001. Total delinquencies were 1.53% of total loans held for investment at December 31, 2001, an improvement from the 1.7% at December 31, 2000. As a result of the $1.65 million increase in reserves and the improvement in asset quality, the reserve for loan losses as a percentage of nonperforming loans, or coverage ratio, improved from 186.3% at year-end 2000 to 279.9% at December 31, 2001.

         Key profitability ratios for First Community Bancshares in 2001 reflect a Return on Average Equity of 14.80% and a Return on Average Assets of 1.49%. Each of these performance indicators substantially exceeds the average of the Company's national peers, which reported 12.97% for Return on Average Equity and 1.08% for Return on Average Assets based upon September 30, 2001 data provided by the Federal Reserve Board's Division of Banking Supervision and Regulation.

          The Company continued to expand its banking base in Virginia with the acquisition of four branches located in Emporia, Clifton Forge and Drakes Branch, along with recently announced plans to construct a branch near its Corporate Headquarters in Bluefield. First Community was also proud to add Athens, West Virginia to its growing branch network with the opening of a new banking facility in October. "We are very pleased with the Company's achievements over the past twelve months. We were able to reach record levels in virtually every financial performance category, while maintaining a long-term focus on our needs for the future," said Mr. Mendez. "We invested heavily in our infrastructure by upgrading our technology and communications and developing marketing campaigns to renew our image and promote a new product set. We also invested in new markets with branch acquisitions and new branch development. When you add to these the challenge of operating in a declining rate environment and the uncertainties experienced in the overall economy, we are especially proud of the unsurpassed 2001 results."

            Effective January 1, 2002, First Community adopted Statement No. 142, "Goodwill and other Intangible Assets" ("SFAS 142") issued by the Financial Accounting Standards Board in July, 2001. Upon adoption, First Community ceased the amortization of a substantial portion of remaining goodwill, which approximates $14.1 million at December 31, 2001. If SFAS 142 had been in place throughout 2001, First Community's goodwill amortization expense would have been reduced by $1.45 million and diluted EPS would have increased by $0.16.

             First Community Bancshares, Inc. is a $1.48 billion bank holding company and the Parent Company of First Community Bank, N. A. First Community Bank, N. A. operates in Virginia, West Virginia, and North Carolina with 38 full-service commercial banking locations and through United First Mortgage, Inc., its wholly-owned subsidiary, with 11 mortgage origination offices throughout Virginia. First Community Bancshares, Inc.'s common stock is traded on the Nasdaq SmallCap Market under the symbol "FCBC." First Community Bancshares, Inc. anticipates its next earnings release will be available on or before April 25, 2002. The annual meeting of First Community's stockholders has been scheduled for Tuesday, April 16, 2002 at 3:00 pm at Fincastle Country Club, Bluefield, Virginia.

                                   DISCLAIMER

              This news release may include forward-looking statements. These forward- looking statements are based on current expectations that involve risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may differ materially. These risks include: the timely development, production and acceptance of new products and services and their feature sets; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while increasing revenues; and other risks detailed from time to time in the Company's Securities and Exchange Commission reports, including but not limited to the Annual Report on Form 10-K for the most recent year ended.

First Community Bancshares, Inc.
Consolidated Statements of Income
=======================================================================================================================
(Dollars in Thousands, Except Per Share Data)(Unaudited)                                              Year
                                                                                                      Ended
                                                                                                    December 31
                                                                                     ----------------------------------
                                                                                             2001                2000
                                                                                     ----------------------------------

Interest         Interest and fees on loans                                                $ 75,538           $ 68,413
Income           Interest on securities available for sale                                   14,127             12,831
                 Interest on investment securities                                            2,322              4,287
                 Interest on federal funds sold and deposits                                    842                427
- -----------------------------------------------------------------------------------------------------------------------
                               Total interest income                                         92,829             85,958
- -----------------------------------------------------------------------------------------------------------------------
Interest         Interest on deposits                                                        31,884             30,718
Expense          Interest on borrowings                                                      10,525              8,661
- -----------------------------------------------------------------------------------------------------------------------
                               Total interest expense                                        42,409             39,379
- -----------------------------------------------------------------------------------------------------------------------
                               Net interest income                                           50,420             46,579
                 Provision for loan losses                                                    5,134              3,986
- -----------------------------------------------------------------------------------------------------------------------
                               Net interest income after provision for
                               loan losses                                                   45,286             42,593
- -----------------------------------------------------------------------------------------------------------------------
Non-Interest     Fiduciary income                                                             1,815              1,804
Income           Service charges on deposit accounts                                          5,966              4,007
                 Other service charges, commissions and fees                                  1,435              1,361
                 Mortgage banking income                                                      9,582              4,651
                 Other operating income                                                       1,296                668
                 Gain on sale of securities                                                     181                  1
- -----------------------------------------------------------------------------------------------------------------------
                               Total non-interest income                                     20,275             12,492
- -----------------------------------------------------------------------------------------------------------------------
Non-Interest     Salaries and employee benefits                                              19,830             16,046
Expense          Occupancy expense of bank premises                                           2,615              2,482
                 Furniture and equipment expense                                              1,814              1,698
                 Amortization of intangible assets                                            2,285              2,154
                 Other operating expense                                                     11,481              8,588
- -----------------------------------------------------------------------------------------------------------------------
                               Total non-interest expense                                    38,025             30,968
- -----------------------------------------------------------------------------------------------------------------------
                 Income before income taxes                                                  27,536             24,117
                 Income tax expense                                                           8,402              7,054
- -----------------------------------------------------------------------------------------------------------------------
                               Net Income                                                    19,134             17,063
=======================================================================================================================
                 Basic earnings per common share                                             $ 2.12             $ 1.95
=======================================================================================================================
                 Diluted earnings per common share                                           $ 2.11             $ 1.95
=======================================================================================================================
                 Weighted Average Shares Outstanding:
                    Basic                                                                 9,040,282          8,733,834
                    Diluted                                                               9,073,563          8,733,834

                 For the year:
                      Return on average equity                                               14.80%             15.70%
                      Return on average assets                                                1.49%              1.51%
                      Cash dividends per share                                               $ 0.98             $ 0.95
                 At year end:
                      Book value per share                                                  $ 14.73            $ 13.35
                      Market value (closing price)                                          $ 29.47            $ 17.75
=======================================================================================================================

FIRST COMMUNITY BANCSHARES, INC.
CONSOLIDATED BALANCE SHEETS
=============================================================================================================================
(Dollars in Thousands, Except Per Share Data)(Unaudited)
                                                                                            DECEMBER 31,         DECEMBER 31,
                                                                                                2001                 2000
                                                                                            ------------         ------------
ASSETS             Cash and due from banks                                                  $   47,566           $   38,457
                   Interest-bearing balances with banks                                            249               11,786
                   Securities available for sale (amortized cost of $352,759
                       December 31, 2001; $210,126, December 31, 2000)                         354,007              207,562
                   Investment securities held to maturity (market value of $43,393
                       December 31, 2001; $78,030, December 31, 2000)                           41,884               75,736
                   Loans held for sale                                                          65,532               11,570
                   Loans held for investment, net of unearned income                           904,496              811,256
                       Less reserve for loan losses                                             13,952               12,303
- -----------------------------------------------------------------------------------------------------------------------------
                   Net loans                                                                   890,544              798,953
                   Premises and equipment                                                       21,713               18,786
                   Other real estate owned                                                       3,029                2,406
                   Interest receivable                                                           8,765                9,261
                   Other assets                                                                 18,468               19,299
                   Intangible assets                                                            26,478               24,201
- -----------------------------------------------------------------------------------------------------------------------------
                               TOTAL ASSETS                                                 $1,478,235           $1,218,017
=============================================================================================================================
LIABILITIES        Deposits:
                       Demand                                                               $  161,346           $  128,584
                       Interest-bearing demand                                                 183,685              137,763
                       Savings                                                                 142,839              131,039
                       Time                                                                    590,390              502,517
- -----------------------------------------------------------------------------------------------------------------------------
                          Total Deposits                                                     1,078,260              899,903
                   Interest, taxes and other liabilities                                        15,852               13,238
                   Fed Funds Purchased                                                          26,500                    -
                   Securities sold under agreements to repurchase                               79,262               46,179
                   FHLB and other indebtedness                                                 145,320              138,015
- -----------------------------------------------------------------------------------------------------------------------------
                               TOTAL LIABILITIES                                             1,345,194            1,097,335
- -----------------------------------------------------------------------------------------------------------------------------
STOCKHOLDERS'      Common stock, $1 par value; 15,000,000 authorized in 2001
EQUITY                and 2000; 9,052,113 issued in 2001 and 2000;
                      9,033,129 and 9,040,370 shares outstanding in
                      2001 and 2000, respectively                                                9,052                9,052
                   Additional paid-in capital                                                   35,302               35,273
                   Retained earnings                                                            88,356               78,097
                   Treasury stock, at cost                                                        (424)                (202)
                   Accumulated other comprehensive income (loss)                                   755               (1,538)
- -----------------------------------------------------------------------------------------------------------------------------
                               TOTAL STOCKHOLDERS' EQUITY                                      133,041              120,682
- -----------------------------------------------------------------------------------------------------------------------------
                               TOTAL LIABILITIES AND
                               STOCKHOLDERS' EQUITY                                         $1,478,235           $1,218,017
=============================================================================================================================

          FIRST COMMUNITY BANCSHARES, INC.
          QUARTERLY PERFORMANCE SUMMARY
          INCOME STATEMENTS
          (DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)

                                                                                   AS OF/ FOR THE QUARTER ENDED

                                                            DECEMBER 31,   SEPTEMBER 30,     JUNE 30,      MARCH 31,    DECEMBER 31,
                                                               2001            2001            2001          2001           2000
                                                            -----------------------------------------------------------------------
INTEREST  Interest and fees on loans                         $  18,809      $  18,991       $  18,998     $  18,740      $  18,370
INCOME    Interest on securities available for sale              3,928          3,660           3,085         3,454          3,099
          Interest on investment securities                        570            570             573           609          1,153
          Interest on federal funds sold and deposits               96            169             479            98            260
                                                            -----------------------------------------------------------------------
                        TOTAL INTEREST INCOME                   23,403         23,390          23,135        22,901         22,882
                                                            -----------------------------------------------------------------------
Interest  Interest on deposits                                   7,298          7,879           8,296         8,411          8,518
EXPENSE   Interest on borrowings                                 2,663          2,701           2,586         2,575          2,562
                                                            -----------------------------------------------------------------------
                        TOTAL INTEREST EXPENSE                   9,961         10,580          10,882        10,986         11,080
                                                            -----------------------------------------------------------------------
                        NET INTEREST INCOME                     13,442         12,810          12,253        11,915         11,802
          Provision for loan losses                              2,120          1,282             985           747          1,264
                                                            -----------------------------------------------------------------------
                        NET INTEREST INCOME AFTER
                        PROVISION FOR LOAN LOSSES               11,322         11,528          11,268        11,168         10,538
                                                            -----------------------------------------------------------------------
Non-Int   Fiduciary income                                         435            470             501           409            490
INCOME    Service charges on deposit accounts                    1,641          1,517           1,503         1,305          1,259
          Other service charges, commissions and fees              427            332             199           477            385
          Other mortgage banking income                          2,515          2,778           2,544         1,745          1,239
          Other operating income                                   566            236             263           231             24
          Gain on Sale of Securities                               (16)           153              (7)           51              1
                                                            -----------------------------------------------------------------------
                        TOTAL NON-INTEREST INCOME                5,568          5,486           5,003         4,218          3,398
                                                            -----------------------------------------------------------------------
Non-Int   Salaries and employee benefits                         4,926          5,239           4,994         4,671          4,095
EXPENSE   Occupancy expense of bank premises                       610            668             675           662            597
          Furniture and equipment expense                          452            403             496           463            322
          Goodwill amortization                                    598            568             563           556            568
          Other operating expense                                3,155          2,825           2,900         2,601          2,040
                                                            -----------------------------------------------------------------------
                        TOTAL NON-INTEREST EXPENSE               9,741          9,703           9,628         8,953          7,622
                                                            -----------------------------------------------------------------------
          Income before income taxes                             7,149          7,311           6,643         6,433          6,314
          Income tax expense                                     2,080          2,311           2,034         1,977          1,543
                                                            -----------------------------------------------------------------------
                        NET INCOME                           $   5,069      $   5,000       $   4,609     $   4,456      $   4,771
                                                            =======================================================================
          PER SHARE DATA:

          Basic earnings per common share                    $    0.56      $    0.56       $    0.51     $    0.49      $    0.53
          Diluted earnings per common share                  $    0.56      $    0.55       $    0.51     $    0.49      $    0.53
          Cash dividends per share                           $    0.29      $    0.23       $    0.23     $    0.23      $    0.27
          Weighted Average Shares Outstanding:
          Basic                                              9,036,340      9,039,565       9,043,976     9,041,312      8,905,837
          Diluted                                            9,083,541      9,094,134       9,060,992     9,047,127      8,905,837
          Actual Shares Oustanding                           9,033,129      9,038,729       9,042,385     9,049,784      9,040,370

          Book Value per share at period end                 $   14.73      $   14.66       $   14.13     $   13.90      $   13.35
          Market Value per share at period end               $   29.64      $   31.70       $   29.89     $   18.44      $   17.38

          RATIOS EXCLUDING NONRECURRING ITEMS:

          Return on average assets                               1.47%          1.53%           1.47%         1.48%          1.59%
          Return on average equity                              14.89%         15.21%          14.55%        14.56%         16.31%
          Net yield on earning assets                            4.52%          4.60%           4.53%         4.61%          4.63%
          Efficiency Ratio at end of period                     47.81%         48.71%          49.40%        49.29%         45.82%
          Equity as a percent of total assets at end
               of period                                         9.00%         10.07%          10.00%         9.99%          9.91%
          Average earning assets as a percentage of
               average total assets                             92.69%         92.46%          92.09%        91.58%         91.03%
          Average loans (not including loans held for
               sale) as a percentage of average deposits        88.27%         90.39%          89.08%        91.72%         90.51%
          End of Period:
          Total Assets                                      $1,478,235     $1,315,775      $1,278,130    $1,259,508     $1,218,017
          Total Equity                                      $  133,041     $  132,472      $  127,791    $  125,773     $  120,682

          QTD:
          Average Loans (Not including Loans Held for Sale) $  876,744     $  850,759      $  826,055    $  822,184     $  793,156
          Average Earning Assets                            $1,265,381     $1,197,447      $1,160,550    $1,120,187     $1,085,136
          Average Total Assets                              $1,365,173     $1,295,051      $1,260,167    $1,223,211     $1,192,013


First Community Bancshares, Inc.
Quarterly Performance Summary
Balance Sheets
(Dollars in Thousands Except Per Share Data)

                                                     December 31,    September 30,     June 30,        March 31,     December 31,
                                                         2001            2001            2001            2001            2000
                                                    -----------------------------------------------------------------------------
Cash and due from banks                              $    47,566     $    35,275     $    29,296     $    34,139     $    38,457
Interest-bearing balances with banks                         249          15,018          13,441          36,248          11,786
Securities available for sale                            354,007         261,409         254,368         205,808         207,562
Investment securities held to maturity                    41,884          42,001          42,114          42,218          75,736
Loans held for sale                                       65,532          40,759          34,303          58,889          11,570
Loans held for investment, net of unearned income        904,496         862,689         845,390         822,455         811,256
    Less reserve for loan losses                          13,952          12,889          12,688          12,408          12,303
                                                    -----------------------------------------------------------------------------
Net loans                                                890,544         849,800         832,702         810,047         798,953
Premises and equipment                                    21,713          19,452          19,412          19,363          18,786
Other real estate owned                                    3,029           2,595           2,614           2,591           2,406
Interest receivable                                        8,765           8,746           8,464           8,104           9,261
Other assets                                              18,468          18,199          18,327          18,450          19,299
Intangible assets                                         26,478          22,521          23,089          23,651          24,201
                                                    -----------------------------------------------------------------------------
            Total Assets                             $ 1,478,235     $ 1,315,775     $ 1,278,130     $ 1,259,508     $ 1,218,017
                                                    =============================================================================
Deposits:
    Demand                                           $   161,346     $   140,754     $   130,245     $   131,182     $   128,584
    Interest-bearing demand                              183,685         145,927         139,225         141,578         137,763
    Savings                                              142,839         131,306         130,350         131,205         131,039
    Time                                                 590,390         535,700         528,642         522,447         502,517
                                                    -----------------------------------------------------------------------------
       Total Deposits                                  1,078,260         953,687         928,462         926,412         899,903
Interest, taxes and other liabilities                     15,852          15,760          13,909          14,597          13,238
Federal funds purchased                                   26,500            --              --              --              --
Securities sold under agreements to repurchase            79,262          66,126          60,447          52,617          46,179
FHLB and other indebtedness                              145,320         147,730         147,521         140,109         138,015
                                                    -----------------------------------------------------------------------------
            Total Liabilities                          1,345,194       1,183,303       1,150,339       1,133,735       1,097,335
                                                    -----------------------------------------------------------------------------

Common stock, $1 par value                                 9,052           9,052           9,052           9,052           9,052
Additional paid-in capital                                35,302          35,302          35,302          35,302          35,273
Retained earnings                                         88,356          85,910          82,991          80,469          78,097
Treasury stock, at cost                                     (424)           (276)           (201)            (48)           (202)
Accumulated other comprehensive income (loss)                755           2,484             647             998          (1,538)
                                                    -----------------------------------------------------------------------------
            Total Stockholders' Equity                   133,041         132,472         127,791         125,773         120,682
                                                    -----------------------------------------------------------------------------
            Total Liabilities and
            Stockholders' Equity                     $ 1,478,235     $ 1,315,775     $ 1,278,130     $ 1,259,508     $ 1,218,017
                                                    =============================================================================

FIRST COMMUNITY BANCSHARES, INC.
SELECTED FINANCIAL INFORMATION
(DOLLARS  IN THOUSANDS)

                                                                                AS OF/ FOR THE QUARTER ENDED

                                                             DECEMBER 31, SEPTEMBER 30,   JUNE 30,      MARCH 31,    DECEMBER 31,
                                                                 2001         2001          2001          2001          2000
                                                             --------------------------------------------------------------------
ASSET QUALITY ANALYSIS:
Allowance for Loan and Lease Losses:
Beginning balance                                             $ 12,889      $ 12,688      $ 12,408      $ 12,303      $ 11,872
Provision                                                        2,120         1,282           985           747         1,264
   Acquisiton balance                                              484          --            --            --           1,051
   Charge-offs                                                  (1,781)       (1,193)       (1,045)         (861)       (2,102)
   Recoveries                                                      240           112           340           219           218
                                                             ------------------------------------------------------------------

  Net charge-offs                                               (1,541)       (1,081)         (705)         (642)       (1,884)
      Ending balance                                          $ 13,952      $ 12,889      $ 12,688      $ 12,408      $ 12,303
                                                             ==================================================================

NONPERFORMING ASSETS:
Nonaccrual loans & leases                                     $  3,633      $  5,361      $  5,167      $  5,192      $  5,397
Foreclosed real estate                                           3,029         2,595         2,614         2,591         2,406
Loans 90 days or more past due & still accruing                  1,351         1,418         1,442         1,393         1,208
                                                             ------------------------------------------------------------------
Nonperforming assets                                          $  8,013      $  9,374      $  9,223      $  9,176      $  9,011
                                                             ==================================================================

Loans 90 days or more past due & still accruing
  as a percentage of total loans and leases                       0.15%         0.16%         0.17%         0.17%         0.15%

ASSET QUALITY RATIOS:
Nonaccrual loans and leases as a
  percentage of total loans and leases                            0.40%         0.62%         0.61%         0.63%         0.67%
Nonperforming assets as a percentage of:
  Total assets                                                    0.54%         0.71%         0.72%         0.73%         0.74%
  Loans & leases plus foreclosed property                         0.88%         1.08%         1.09%         1.11%         1.11%
Net charge-offs as a percentage of average loans & leases         0.18%         0.13%         0.09%         0.08%         0.24%
Allowance for loan & lease losses as a percentage of loans
  and leases                                                      1.54%         1.49%         1.50%         1.51%         1.52%
Ratio of allowance for loans and lease losses to:
  Nonaccrual loans & leases                                       3.84          2.40          2.46          2.39          2.28
